Supplement dated Sept. 14, 2012 to the Prospectus dated May 1, 2012

Variable Portfolio — Aggressive Portfolio, Variable Portfolio — Conservative Portfolio, Variable Portfolio —

Moderately Aggressive Portfolio, Variable Portfolio — Moderately Conservative Portfolio and Variable

Portfolio — Moderate Portfolio (the “Funds”)

The following changes for Columbia Variable Portfolio-Global Inflation Protected Securities Fund are effective on or about October 19, 2012.

The following changes for Variable Portfolio-Davis New York Venture Fund and Variable Portfolio-Goldman Sachs Mid Cap Value Fund are effective on or about November 16, 2012.

Columbia Variable Portfolio-Global Inflation Protected Securities Fund is replaced with Variable Portfolio-BlackRock Global Inflation-Protected Securities Fund in the section “Underlying Funds – Fixed Income” under the section “More Information About the Funds – Principal Investment Strategies of the Funds.”

Variable Portfolio-Davis New York Venture Fund is replaced with Variable Portfolio-Sit Dividend Growth Fund and Variable Portfolio-Goldman Sachs Mid Cap Value Fund is replaced with Variable Portfolio-Victory Established Value Fund in the section “Underlying Funds – Equity” under the section “More Information About the Funds – Principal Investment Strategies of the Funds.”

The information in Appendix A regarding Columbia Variable Portfolio-Global Inflation Protected Securities Fund, Variable Portfolio-Davis New York Venture Fund and Variable Portfolio-Goldman Sachs Mid Cap Value Fund is superseded and replaced as follows:

Underlying Funds	Investment Objectives and Strategies

Fixed Income Funds
Variable Portfolio — BlackRock Global Inflation — Protected Securities Fund

The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long-term.

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. At the time of purchase, the Fund invests only in securities rated investment grade, by a third party rating agency or, if unrated, deemed to be of comparable quality. Split-rated securities are considered to have the higher credit rating. Split-rated securities are those that receive different credit ratings from two or more rating agencies. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Barclays World Government Inflation-Linked Bond Index USD hedged (the Index). The Fund seeks to maintain an average duration that is within +/- 20% of the duration of the Index.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in debt obligations of foreign governments, and companies that (a) maintain their principal place of business or conduct their principal business activities outside the U.S., (b) have their securities traded on non-U.S. exchanges or (c) have been formed under the laws of non-U.S. countries. The Investment Manager or Subadviser may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these securities or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

Equity Funds
Variable Portfolio — Sit Dividend Growth Fund

The Fund seeks to provide shareholders with long-term capital growth.

Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in dividend-paying common stocks. The Fund invests in dividend-paying, growth-oriented companies that are believed to exhibit the potential for growth and growing dividend. The Fund may invest in large to medium-sized companies with market capitalizations of at least $2 billion at the time of the Fund’s investment. The Fund may invest up to 25% of its net assets in foreign investments.

S-6534-10 A (9/12)

Underlying Funds	Investment Objectives and Strategies
Variable Portfolio — Victory Established Value Fund

The Fund seeks to provide shareholders with long-term growth of capital.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. For these purposes, the Fund considers mid-cap companies to be those whose market capitalization falls within the range of the Russell Midcap Value Index (the Index). The market capitalization range and the composition of the Index are subject to change.

The Fund may invest a portion of its assets in American Depository Receipts (ADRs). The Fund invests in companies that are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals.

S-6534-10 A (9/12)